                                                                   Exhibit 10.28

                                   Agreement

                                    between


     Community Technology Fund, Office of Technology Transfer of Community Technology Fund and Center for Advanced Biotechnology (BU) represented by Matt Burns, Heather Tullar, Ashley Stevens and Charles Cantor.

                                      and

     Sequenom, San Diego, CA and Sequenom GmbH, Germany represented by Hubert Koster.

1)   The patents         ***        will be moved from the     ***    category
to the   ***     category, as marked in Exhibit A.


2) As a precondition of Sequenom submitting payment of all retroactive and future patent costs according to Section 3, BU will supply to Sequenom copies of all relevant documents regarding the patent fillings and prosecution of said cases.

3) Sequenom agrees that in the case that a license agreement is entered into between BU and *** it will pay retroactive and prospective patent costs in the amount of *** of the *** category (estimated through *** *** of the *** category (estimated through *** immediately upon receipt of documents described in Section 2.

     Should the License Agreement between BU and   ***  not be fully executed
within ten (10) days of this Letter of Agreement, Sequenom agrees to pay the
full cost for retroactive and future patent costs for both the     ***
category and the   ***         category as previously described.  This payment
is due immediately upon both delivery of the documents described in Section 2 and notification of the canceling of the proposed License Agreement between BU and ***.

     BU will make a good faith effort to recover a pro rata share of previously
incurred costs for the       ***    category in future license agreements and,
if successful, will reimburse Sequenom the pro rata share.

4) The Sponsored Research Agreement will be continued from 9/15/96 through 9/14/98 with payments as listed in the letter from Sequenom dated 9/16/97 attached hereto as Exhibit B.

     *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

5) The License Agreement between BU and Sequenom dated 6/1/96 will cover inventions and patents describing developments in the laboratory of Dr. Charles Cantor for the duration of the Sponsored Research Agreement in the field of
                                      ***
     ***        This will be clarified by an addendum to the existing license agreement .
6) The scientific program of collaboration between Sequenom and BU will be formulated and continuously updated by the Principal Investigator and Sequenom.


     Agreed in Boston on October 8, 1997


     /s/  illegible
     ------------------------------------
     Sequenom


     /s/  illegible
     ------------------------------------
     Community Technology Fund


     /s/  illegible
     ------------------------------------
     Office of Technology Transfer

     ____________________________________
     Center for Advanced Biotechnology

     *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Invoice
-------

Licensee            Sequenom
Bill Prepared              8/27/97
Law Firm                   Baker & Botts
Agreement Date 7/1/96

***



          BU Case             Docket                       Services                      Amount
          -------             ------                       --------                      ------
92-42                         0107                         Inception - 5/15/97           ***
92-42                         0124                         Inception - 5/15/97           ***
92-42                         0162                         Inception - 5/15/97           ***
92-42                         0168                         Inception - 5/15/97           ***
92-42B                        0186                         Inception - 5/15/97           ***
92-42                         0187                         Inception - 5/15/97           ***
92-42                         0215                         Inception - 5/15/97           ***
92-42                         0217                         Inception - 5/15/97           ***
92-42B                        0228                         Inception - 5/15/97           ***
92-42                         0325                         Inception - 5/15/97           ***
                              ---------------------------- -----------------------   ------------------
                              Total                                                      ***

***

92-42C                        0167                         Inception - 5/15/97           ***
92-42C                        0216                         Inception - 5/15/97           ***
92-42C                        0276                         Inception - 5/15/97           ***
92-42C                        0302                         Inception - 5/15/97           ***
---------------------------   ---------------------------- -----------------------   ------------------
                              Total                                                      ***

                              Grand Total                                                ***
                              -----------                                            ------------------

                              Payments Received            6/27/97                       ***
                              ----------------------------
                                                           7/27/97                       ***
                                                                                     ------------------
                              Balance Due                                                ***

     *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

September 16, 1997


Charles Cantor
Center for Advanced Biotechnology
Boston University
36 Cummington Street
Boston, MA  02215


Dear Charles,

It was a pleasure having you at our facility in San Diego.

This letter comprises in principle our intention to move forward on a renegotiated Research Agreement in return for a "field of use" on related technology developed in your lab. It includes our budget proposal for the retroactive period including September 1996 through September 1997 and outlines the budget for September 1997 through September 1998.

The following budget proposals include consideration of the August 29, 1997 memo from Matt Barber regarding the lab budgets for 9/96 - 9/97 and 9/97 - 9/98.

1996 - 1997 Budget
------------------

Our attached budget proposal for 1996 - 1997 of   ***  though less than your
budget of *** is a significant increase from our original proposal of *** The salary of the lab manager and reduced supplies are the material items reduced from your proposal.

1997 - 1998 Budget
------------------

Budget restraints require us to reduce your 1997 - 1998 budget proposal. The major items deleted include reducing Dr. Cantor's time reduced to 20% and deleting the Lab Manager and grad student. The supplies and other expenses were
also reduced by 45%.  The adjusted budget total of   ***  still represents a
major investment over the coming year.

We hope you view this proposal as a significant commitment to continue our valuable relationship with Boston University.

Best Regards,

/s/ Steve Zaniboni

Steve Zaniboni
Vice President, Finance & Administration

CC:  H. Koster
     M. Barber

     *** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                   Sequenom,
                         Boston University Lab Budget
                       September 1996 to September 1997


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     *** Portions of this page have been omitted pursuant to a request for
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

                                   Sequenom,
                         Boston University Lab Budget
                       September 1996 to September 1997


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     *** Portions of this page have been omitted pursuant to a request for
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